UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2007

DOLLAR TREE STORES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	54-1387365
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2007, Dollar Tree Stores, Inc. issued a press release regarding its fiscal first quarter 2007 sales results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

Corporate Governance -

On May 7, 2007, the Board of Directors of Dollar Tree Stores, Inc. approved and adopted a revised charter for our Nominating and Corporate Governance Committee and a set of Corporate Governance Guidelines for our company. Both documents can be found on our website, www.DollarTree.com, under the heading “Corporate Governance” in the Investor Relations section of the site.

Under its charter, the Nominating and Corporate Governance Committee’s primary responsibilities are to:

•
recommend candidates to be nominated by the Board, including the re-nomination of any currently serving director, to be placed on the ballot for shareholders to consider at the annual shareholder’s meeting;

•	if the Chairman of the Board is not independent, recommend an independent director to be considered by the Board to be appointed as Lead Director;
•	recommend nominees to be appointed by the Board to fill interim director vacancies;
•	review periodically the membership and Chair of each committee of the board and recommend committee assignments to the board, including rotation or reassignment of any Chair or committee member;
•	monitor significant developments in the regulation and practice of corporate governance and of the duties and responsibilities of each director;
•	lead the Board in its annual performance evaluation;
•	evaluate and administer the Corporate Governance Guidelines of the Company and recommend changes to the Board; and
•	review the Company’s governance structure.

The Corporate Governance Guidelines establish certain principles relating to board conduct. Among other items, the Guidelines provide for:

•	the appointment of a lead director;
•	a majority vote policy which requires a director to submit his or her resignation in the event of the director receiving less than 50% of the votes cast in an uncontested election;
•	a director stock ownership target of $100,000 in Dollar Tree stock;
•	director attendance at accredited director education programs; and
•	an annual assessment of the effectiveness of the Board as a whole as well as its individual directors.

In addition, on May 7, 2007, the Board appointed Thomas A. Saunders, III, as its lead director. In this role, Mr. Saunders will:

•	confer regularly with the Chief Executive Officer and Chairman;
•	communicate feedback from the Board regarding the performance of the Chief Executive Officer;
•	in conjunction with the Chairman, set the agenda for meetings of the Board;
•	assist the Chief Executive Officer and Chairman with issues that concern the Board; and
•	be well-informed about the senior management of the Company and the plans for their succession.

Additional information about our company’s corporate governance and Board structure will be included in the proxy statement to be filed in connection with the 2007 annual meeting of shareholders.

The information contained in this item is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Sales Information -

The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release dated May 10, 2007, issued by Dollar Tree Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE STORES, INC.

Date: May 11, 2007	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger
Chief Financial Officer

EXHIBITS

Exhibit 99.1 -  Press release dated May 10, 2007, issued by Dollar Tree Stores, Inc.